CONSENT OF INDEPENDENT ACCOUNTANTS




To the Board of Trustees of the BT Global Investors:

We consent to the inclusion in this Pre-Effective Amendment to the Registration Statement of the Institutional U.S. Bond Index Fund (one of the Funds comprising BT Global Investors) on Form N-1A of our report dated January 2, 1996 on our audits of the financial statements of the Fund, which reports are included in the Registration Statement.




/S/ COOPERS & LYBRAND L.L.P.
COOPERS & LYBRAND L.L.P.

Kansas City, Missouri
January 11, 1996

                       CONSENT OF INDEPENDENT ACCOUNTANTS




To the Board of Trustees of the BT Global Investors:

We consent to the inclusion in this Pre-Effective Amendment to the Registration Statement of the Institutional EAFE Equity Index Fund (one of the Funds comprising BT Global Investors) on Form N-1A of our report dated January 2, 1996 on our audits of the financial statements of the Fund, which reports are included in the Registration Statement.




/S/ COOPERS & LYBRAND L.L.P.
COOPERS & LYBRAND L.L.P.

Kansas City, Missouri
January 11, 1996

                       CONSENT OF INDEPENDENT ACCOUNTANTS




To the Board of Trustees of the BT Global Investors:

We consent to the inclusion in this Pre-Effective Amendment to the Registration Statement of the Institutional Equity 500 Equal Weighted Index Fund (one of the Funds comprising BT Global Investors) on Form N-1A of our report dated January 2, 1996 on our audits of the financial statements of the Fund, which reports are included in the Registration Statement.




/S/ COOPERS & LYBRAND L.L.P.
COOPERS & LYBRAND L.L.P.

Kansas City, Missouri
January 11, 1996

                       CONSENT OF INDEPENDENT ACCOUNTANTS




To the Board of Trustees of the BT Global Investors:

We consent to the inclusion in this Pre-Effective Amendment to the Registration Statement of the Institutional Small Cap Index Fund (one of the Funds comprising BT Global Investors) on Form N-1A of our report dated January 2, 1996 on our audits of the financial statements of the Fund, which reports are included in the Registration Statement.




/S/ COOPERS & LYBRAND L.L.P.
COOPERS & LYBRAND L.L.P.

Kansas City, Missouri
January 11, 1996

                       CONSENT OF INDEPENDENT ACCOUNTANTS




To the Board of Trustees of the BT Investment Portfolios:

We consent to the inclusion in this Pre-Effective Amendment to the Registration Statement of the U.S. Bond Index Portfolio (one of the Portfolios comprising BT Investment Portfolios) on Form N-1A of our report dated January 2, 1996 on our audits of the financial statements of the Portfolio, which reports are included in the Registration Statement.




/S/ COOPERS & LYBRAND L.L.P.
COOPERS & LYBRAND L.L.P.

Kansas City, Missouri
January 11, 1996

                       CONSENT OF INDEPENDENT ACCOUNTANTS




To the Board of Trustees of the BT Investment Portfolios:

We consent to the inclusion in this Pre-Effective Amendment to the Registration Statement of the EAFE Equity Index Portfolio (one of the Portfolios comprising BT Investment Portfolios) on Form N-1A of our report dated January 2, 1996 on our audits of the financial statements of the Portfolio, which reports are included in the Registration Statement.




/S/ COOPERS & LYBRAND L.L.P.
COOPERS & LYBRAND L.L.P.

Kansas City, Missouri
January 11, 1996

                       CONSENT OF INDEPENDENT ACCOUNTANTS




To the Board of Trustees of the BT Investment Portfolios:

We consent to the inclusion in this Pre-Effective Amendment to the Registration Statement of the Equity 500 Equal Weighted Index Portfolio (one of the Portfolios comprising BT Investment Portfolios) on Form N-1A of our report dated January 2, 1996 on our audits of the financial statements of the Portfolio, which reports are included in the Registration Statement.




/S/ COOPERS & LYBRAND L.L.P.
COOPERS & LYBRAND L.L.P.

Kansas City, Missouri
January 11, 1996

                       CONSENT OF INDEPENDENT ACCOUNTANTS




To the Board of Trustees of the BT Investment Portfolios:

We consent to the inclusion in this Pre-Effective Amendment to the Registration Statement of the Small Cap Index Portfolio (one of the Portfolios comprising BT Investment Portfolios) on Form N-1A of our report dated January 2, 1996 on our audits of the financial statements of the Portfolio, which reports are included in the Registration Statement.




/S/ COOPERS & LYBRAND L.L.P.
COOPERS & LYBRAND L.L.P.

Kansas City, Missouri
January 11, 1996

                       CONSENT OF INDEPENDENT ACCOUNTANTS




To the Board of Trustees of the Equity 500 Index Portfolio:

We consent to the inclusion in this Pre-Effective Amendment to the Registration Statement of the Equity 500 Index Portfolio on Form N-1A of our report dated February 14, 1995 on our audits of the financial statements and financial highlights of the Portfolio, which report is included in the Annual Report to Shareholders for the year ended December 31, 1994 which is included in the Registration Statement.




/S/ COOPERS & LYBRAND L.L.P.
COOPERS & LYBRAND L.L.P.

Kansas City, Missouri
January 11, 1996

                       CONSENT OF INDEPENDENT ACCOUNTANTS




To the Board of Trustees of the BT Pyramid Mutual Funds:

We consent to the inclusion in this Pre-Effective Amendment to the Registration Statement of the BT Investment Equity 500 Index Fund (one of the Funds comprising BT Pyramid Mutual Funds) on Form N-1A of our report dated February 14, 1995 on our audits of the financial statements and financial highlights of the Portfolio, which report is included in the Annual Report to Shareholders for the year ended December 31, 1994 which is included in the Registration Statement.




/S/ COOPERS & LYBRAND L.L.P.
COOPERS & LYBRAND L.L.P.

Kansas City, Missouri
January 11, 1996

                       CONSENT OF INDEPENDENT ACCOUNTANTS




To the Board of Trustees of the BT Institutional Funds:

We consent to the inclusion in this Pre-Effective Amendment to the Registration Statement of the Equity 500 Index Fund (one of the Funds comprising BT Institutional Funds) on Form N-1A of our report dated February 14, 1995 on our audits of the financial statements and financial highlights of the Portfolio, which report is included in the Annual Report to Shareholders for the year ended December 31, 1994 which is included in the Registration Statement.




/S/ COOPERS & LYBRAND L.L.P.
COOPERS & LYBRAND L.L.P.

Kansas City, Missouri
January 11, 1996